UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 28, 2016

OMNIVISION TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29939	77-0401990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4275 Burton Drive

Santa Clara, California 95054

(Address of principal executive offices, including zip code)

(408) 567-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On January 28, 2016, Seagull International Limited (“Investor”), a wholly owned subsidiary of Seagull Investment Holdings Limited (“Investor Parent”), consummated the acquisition of OmniVision Technologies, Inc. (“OmniVision”) pursuant to the terms of that certain Agreement and Plan of Merger, dated April 30, 2015, as amended by Amendment No. 1, dated as of October 30, 2015 (as amended, the “Merger Agreement”), by and among OmniVision, Investor and Seagull Acquisition Corporation, a wholly owned subsidiary of Investor (“Acquisition Sub”). Pursuant to the terms of the Merger Agreement, Acquisition Sub merged with and into OmniVision (the “Merger”), with OmniVision surviving as a wholly owned subsidiary of Investor. Investor, Investor Parent and Acquisition Sub were formed on behalf of affiliates of Hua Capital Management Co., Ltd., CITIC Capital Holdings Limited and Goldstone Investment Co., Ltd. (collectively, the “Sponsors”). The foregoing description of the Merger and the Merger Agreement is not complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to OmniVision’s Form 8-K covering Items 1.01 and 9.01, filed on April 30, 2015, and an amendment of which is attached as Exhibit 2.1 to OmniVision’s Form 8-K covering Items 1.01, 8.01 and 9.01, filed November 3, 2015, in each case, incorporated herein by reference.

Section 2 — Financial Information

Item 2.01.    Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Items 3.03, 5.01 and 5.03 is incorporated herein by reference.

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.001 per share, of OmniVision (“Company Common Stock”) outstanding immediately prior to such time (other than shares of Company Common Stock owned by Investor, Acquisition Sub or OmniVision (including any such shares held in the treasury of OmniVision) or by any direct or indirect wholly owned subsidiary of Investor, Acquisition Sub or OmniVision (“Cancelled Company Shares”)) was cancelled and extinguished and automatically converted into the right to receive cash in an amount equal to $29.75 per share (without interest and subject to deduction for any required withholding tax) (the “Merger Consideration”).

At the Effective Time, each outstanding option to purchase shares of Company Common Stock (each, a “Company Option”) that (i) was unvested and outstanding as of immediately prior to the Effective Time, or (ii) was vested and outstanding as of immediately prior to the Effective Time and (A) had a per share exercise price greater than or equal to the Merger Consideration, and (B) was held by an employee, director or consultant of OmniVision who was providing services to OmniVision as of immediately prior to the Effective Time (each such Company Option, a “Vested Out-of-the-Money Option”) was assumed and converted into an option to purchase, on the same terms and conditions as were applicable to such Company Option immediately prior to the Effective Time, the number of shares of Investor Parent equal to the number of shares of Company Common Stock issuable upon exercise of such Company Option immediately prior to the Effective Time, at an exercise price per share of Investor Parent determined by subtracting from the original per-share exercise price of the Company Option the difference between the Merger Consideration and the fair market value of a share of Investor Parent as of the Effective Time, with the result rounded up to the nearest whole cent (each such option, an “Investor Parent Option”), in each case, subject to and upon the conditions set forth in the Merger Agreement. Each Company Option that was vested and outstanding as of immediately prior to the Effective Time (other than a Vested Out-of-the-Money-Option) was cancelled and terminated as of the Effective Time, and each holder of each such Company Option received an amount in cash (without interest and subject to deduction for any required withholding tax), if any, equal to the product obtained by multiplying (x) the aggregate number of shares of Company Common Stock that were issuable upon exercise of such vested Company Option immediately prior to the Effective Time, by (y) the excess of the amount of the Merger Consideration less the per share exercise price of such Company Option, subject to and upon the conditions set forth in the Merger Agreement.

At the Effective Time, (i) each outstanding restricted stock unit of OmniVision (each, a “Company Restricted Stock Unit”) granted on or after April 30, 2015 and outstanding as of immediately prior to the Effective Time was assumed and converted into rights with respect to shares of Investor Parent, with each such Company Restricted Stock Unit representing the right to receive shares of Investor Parent upon settlement of such Company Restricted Stock Unit upon vesting, with the number of shares of Investor Parent subject to each award of Company Restricted Stock Units determined by multiplying the number of shares of Company Common Stock subject to the award by the quotient obtained by dividing the Merger Consideration by the fair market value of a share of Investor Parent as of the Effective Time, rounded down to the nearest whole share, and (ii) each outstanding Company Restricted Stock Unit granted prior to April 30, 2015 and outstanding as of immediately prior to the Effective Time (“Cancelled RSU”) was not assumed and was cancelled and terminated and automatically converted into the right to receive an amount in cash (without interest and subject to deduction for any required withholding tax) equal to the product obtained by multiplying (x) the aggregate number of shares of Company Common Stock issuable upon settlement of such Cancelled RSU immediately prior to the Effective Time, by (y) the amount of the Merger Consideration, in each case, subject to and upon the conditions set forth in the Merger Agreement.

The foregoing summary is not complete and is subject to, and qualified in its entirety by reference to, the full text of  the Merger Agreement, a copy of which is attached as Exhibit 2.1 to OmniVision’s Form 8-K covering Items 1.01 and 9.01, filed on April 30, 2015, and an amendment of which is attached as Exhibit 2.1 to OmniVision’s Form 8-K covering Items 1.01, 8.01 and 9.01, filed November 3, 2015, in each case, incorporated herein by reference.

Section 3 — Securities and Trading Markets

Item 3.01.     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 is incorporated herein by reference.

On January 28, 2016, in connection with the consummation of the Merger, OmniVision notified the NASDAQ Global Select Market (“NASDAQ”) of the completion of the Merger, and requested that trading in Company Common Stock be halted before the opening of the market, and suspended effective as of the close of business of NASDAQ, on January 28, 2016, and that Company Common Stock be withdrawn from listing on NASDAQ. OmniVision also requested that NASDAQ file a delisting application on Form 25 with the Securities and Exchange Commission (the “SEC”) to report the delisting of Company Common Stock from NASDAQ. By operation of law, the delisting will be effective 10 days following the filing of the Form 25.

OmniVision intends to file with the SEC a certification and notice of termination on Form 15 with respect to Company Common Stock, requesting that Company Common Stock be deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that the reporting obligations of OmniVision with respect to Company Common Stock under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03.   Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01 and 5.01 is incorporated herein by reference.

As a result of the Merger, each share of Company Common Stock (other than Cancelled Company Shares) was cancelled and extinguished and automatically converted into the right to receive the Merger Consideration. Accordingly, at the Effective Time, OmniVision’s stockholders immediately before the Effective Time ceased to have any rights in OmniVision as stockholders, other than their right to receive the Merger Consideration.

Section 5 — Corporate Governance and Management

Item 5.01.    Changes in Control of Registrant.

The information set forth in the Introductory Note and Items 2.01 and 5.02 is incorporated herein by reference.

In connection with the Merger and at the Effective Time, a change of control of OmniVision occurred and OmniVision became a wholly owned subsidiary of Investor. The transaction is valued at approximately $1.9 billion, net of cash acquired. The transaction was funded by equity contributions from the Sponsors and from third party debt financing provided by Bank of China Limited, Macau Branch, and China Merchants Bank Co., Ltd.

Item 5.02.           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement.

The information set forth in the Introductory Note and Item 2.01 is incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, effective as of the Effective Time, each of the members of the Board of Directors of OmniVision, Shaw Hong, Dwight Steffensen, Joseph Jeng, Dr. Henry Yang and William Hsu, ceased to be directors of OmniVision, and the sole director of Acquisition Sub, Chan Kai Kong, became the sole director of OmniVision (as the surviving corporation).  Immediately following the Effective Time, Chan Kai Kong voluntarily resigned as the sole director of OmniVision and, pursuant to resolutions adopted by Investor as the sole stockholder of OmniVision in accordance with the bylaws of the surviving corporation, each of Zhen Ji, Yue Liu and Jijun Zhang was appointed as a director of OmniVision (as the surviving corporation), to hold office in accordance with the certificate of incorporation and bylaws of the surviving corporation until the earlier of (i) the next election of directors and until such director’s successor is elected and qualified or (ii) until the director’s death, resignation, or removal from office.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and Item 2.01 is incorporated herein by reference.

Pursuant to the Merger Agreement, at the Effective Time, OmniVision’s Amended and Restated Certificate of Incorporation was amended and restated in its entirety to be substantially identical to the certificate of incorporation of Acquisition Sub as in effect immediately prior to the Effective Time, except that the name of the company was amended to be “OmniVision Technologies, Inc.,” and OmniVision’s Amended and Restated Bylaws were amended to be substantially identical to the bylaws of Acquisition Sub as in effect immediately prior to the Effective Time, except that (i) the name of the company was amended to be “OmniVision Technologies, Inc.,” (ii) the indemnification provisions were amended pursuant to the terms of the Merger Agreement, (iii) the fiscal year was amended to match the fiscal year of OmniVision and (iv) the provisions concerning directors and officers were amended to reflect the post-Merger director and officer composition. Copies of the amended and restated certificate of incorporation and bylaws of OmniVision are attached as Exhibits 3.1 and 3.2, respectively, hereto and are incorporated herein by reference.

Section 8 — Other Events

Item 8.01                                          Other Events

In connection with the consummation of the Merger, on January 28, 2016, OmniVision and the Sponsors issued a joint press release announcing the completion of the Merger, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01.                                       Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
2.1*

Agreement and Plan of Merger, dated as of April 30, 2015, as amended as of October 30, 2015, by and among Seagull International Limited, Seagull Acquisition Corporation, and OmniVision Technologies, Inc. (incorporated by reference to Exhibit 2.1 of OmniVision Technologies, Inc.’s Current Report on Form 8-K filed on April 30, 2015 and Exhibit 2.1 of OmniVision Technologies, Inc.’s Current Report on Form 8-K filed on November 3, 2015)

3.1	Amended and Restated Certificate of Incorporation of OmniVision Technologies, Inc.
3.2	Amended and Restated Bylaws of OmniVision Technologies, Inc.
99.1	Joint Press Release of OmniVision Technologies, Inc.,Hua Capital Management Co., Ltd., CITIC Capital Holdings Limited and Goldstone Investment Co., Ltd., dated as of January 28, 2016

*Schedules and annexes have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or annex will be furnished separately to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: January 28, 2016	OMNIVISION TECHNOLOGIES, INC.

	By:	/s/ Y. VICKY CHOU
Y. Vicky Chou
Senior Vice President of Global Management and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
2.1*

Agreement and Plan of Merger, dated as of April 30, 2015, as amended as of October 30, 2015, by and among Seagull International Limited, Seagull Acquisition Corporation, and OmniVision Technologies, Inc. (incorporated by reference to Exhibit 2.1 of OmniVision Technologies, Inc.’s Current Report on Form 8-K filed on April 30, 2015 and Exhibit 2.1 of OmniVision Technologies, Inc.’s Current Report on Form 8-K filed on November 3, 2015)

3.1	Amended and Restated Certificate of Incorporation of OmniVision Technologies, Inc.
3.2	Amended and Restated Bylaws of OmniVision Technologies, Inc.
99.1	Joint Press Release of OmniVision Technologies, Inc.,Hua Capital Management Co., Ltd., CITIC Capital Holdings Limited and Goldstone Investment Co., Ltd., dated as of January 28, 2016

*Schedules and annexes have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or annex will be furnished separately to the Securities and Exchange Commission upon request.